SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                       KAYNE ANDERSON RUDNICK MUTUAL FUNDS
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                -------------------------------------------
    2)   Form, Schedule or Registration Statement No.: 333-08045; 811-07705
                                                      ---------------------
    3)   Filing Party: Kayne Anderson Rudnick Mutual Funds
                      -----------------------------------------------------
    4)   Date Filed: December 31, 2001
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
                       KAYNE ANDERSON RUDNICK MUTUAL FUNDS
                       1800 AVENUE OF THE STARS, 2ND FLOOR
                          LOS ANGELES, CALIFORNIA 90067

Dear Shareholder:

     Your Fund will hold a special meeting of shareholders on January 17, 2002 at 9:00 a.m., local time, at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, California 90067. You will be asked to approve a new Investment Management Agreement between Kayne Anderson Rudnick Mutual Funds and Kayne Anderson Rudnick Investment Management, LLC (the "Manager"). The new Investment Management Agreement would have substantially the same terms as the current Investment Management Agreement. It would become effective upon the closing of the proposed acquisition of a majority ownership interest in the Manager by Phoenix Investment Partners, Ltd. and/or one or more of its affiliates (the "Proposed Transaction") as further described in the accompanying Proxy Statement.

     A new Investment Management Agreement is being proposed because the current Investment Management Agreement will terminate upon the occurrence of the change in control from the Proposed Transaction, as required by the terms of the current Investment Management Agreement and federal law. The Board of Trustees of Kayne Anderson Rudnick Mutual Funds has carefully considered the Proposed Transaction and has concluded that it is appropriate to enter into a new Investment Management Agreement with the Manager so that the Manager can continue to manage the Fund on the same terms as are now in effect (and as described in the accompanying Proxy Statement) following the closing of the Proposed Transaction. THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE TO APPROVE THE NEW INVESTMENT MANAGEMENT AGREEMENT WITH THE MANAGER FOR THE FUND.

     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE VOTE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

     Your vote is extremely important, even if you own only a few Fund shares. Voting promptly is also essential. If we do not receive enough votes, we will have to re-solicit shareholders. Your Fund may use a professional proxy solicitation firm to assist shareholders in the voting process. As the date of the special meeting approaches, if we have not yet received your vote, you may receive a telephone call reminding you to exercise your right to vote.

     You may vote simply by returning the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. You may also vote through the Internet or by making a toll-free call from a touch-tone telephone. Please see your proxy card for more information and voting instructions.

     Please take a few moments to review the details of the proposal. If you have any questions regarding the Proxy Statement, please feel free to call the contact number listed in the enclosed Proxy Statement.

     We appreciate your participation and prompt response in these matters and thank you for your participation in this important event.

                                        Very truly yours,


                                        Allan M. Rudnick
                                        President
                                        Kayne Anderson Rudnick Mutual Funds

Dated: December 19, 2001

                       KAYNE ANDERSON RUDNICK MUTUAL FUNDS
                       1800 AVENUE OF THE STARS, 2ND FLOOR
                          LOS ANGELES, CALIFORNIA 90067
                                 (800) 231-7414

                 JOINT NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JANUARY 17, 2002

     To the shareholders of the following series of KAYNE ANDERSON RUDNICK MUTUAL FUNDS (each, a "Fund" and collectively, the "Funds"):

*    KAYNE ANDERSON RUDNICK LARGE CAP FUND

*    KAYNE ANDERSON RUDNICK SMALL-MID CAP FUND

*    KAYNE ANDERSON RUDNICK INTERNATIONAL FUND

*    KAYNE ANDERSON RUDNICK INTERMEDIATE TOTAL RETURN BOND FUND

*    KAYNE ANDERSON RUDNICK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

Notice is hereby given that a special meeting (the "Meeting") of shareholders of each Fund will be held on Thursday, January 17, 2002 at 9:00 a.m., local time, at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, California 90067. Each Fund is a separate series of Kayne Anderson Rudnick Mutual Funds, a Delaware business trust (the "Trust").

     At the Meeting, you and the other shareholders of each Fund will be asked to consider and vote on the following for each Fund for which you are a shareholder (the first item is the only proposal and item of business the management of the Trust expects will come before the Meeting):

     1. To approve a new Investment Management Agreement between the Trust and Kayne Anderson Rudnick Investment Management, LLC (the "Manager") pursuant to which the Manager will act as adviser with respect to the assets of the Fund, to become effective upon the closing of the proposed acquisition of a majority ownership interest in the Manager by Phoenix Investment Partners, Ltd. ("Phoenix") and/or one or more of its affiliates as further described in the accompanying Proxy Statement;

     2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Shareholders of record at the close of business on December 14, 2001 are entitled to notice of, and to vote at, the Meeting. Shareholders of each Fund will vote separately to approve the proposal. If you hold shares of more than one Fund, you will receive a proxy card for each Fund. Please complete all proxy cards you receive. Please read the accompanying Proxy Statement.


                                        By Order of the Board of Trustees of
                                        Kayne Anderson Rudnick Mutual Funds

                                        /s/ David J. Shladovsky

                                        David J. Shladovsky
                                        Secretary

December 19, 2001

PLEASE RESPOND. YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES BY INTERNET OR TELEPHONE, OR COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                       KAYNE ANDERSON RUDNICK MUTUAL FUNDS
                       1800 Avenue of the Stars, 2nd Floor
                          Los Angeles, California 90067
                                 (800) 231-7414

                                -----------------
                                 PROXY STATEMENT
                                -----------------

                                DECEMBER 19, 2001

     To the shareholders of the following series of KAYNE ANDERSON RUDNICK MUTUAL FUNDS (each, a "Fund" and collectively, the "Funds"):

*    KAYNE ANDERSON RUDNICK LARGE CAP FUND

*    KAYNE ANDERSON RUDNICK SMALL-MID CAP FUND

*    KAYNE ANDERSON RUDNICK INTERNATIONAL FUND

*    KAYNE ANDERSON RUDNICK INTERMEDIATE TOTAL RETURN BOND FUND

*    KAYNE ANDERSON RUDNICK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

     A special meeting (the "Meeting") of shareholders of each of the Funds will be held on Thursday, January 17, 2002, at 9:00 a.m., local time, at the offices of Kayne Anderson Rudnick Mutual Funds (the "Trust"), 1800 Avenue of the Stars, 2nd Floor, Los Angeles, California 90067.

                                   ----------

                      GENERAL INFORMATION ABOUT THE MEETING

Q:   WHO IS ASKING FOR MY VOTE?

     The Board of Trustees of the Trust (the "Board"), which is responsible for overseeing the Funds, has asked that you vote on one proposal. The vote will be formally taken at the Meeting of shareholders to be held at the offices of the Trust at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, California 90067 on Thursday, January 17, 2002 at 9:00 a.m., local time, and at any and all adjournments thereof.

Q:   HOW CAN I VOTE?

     You may vote in person at the Meeting, or you may vote by Internet or telephone or by returning the enclosed proxy card before the Meeting. Please refer to the proxy card for further information.

     You may revoke your proxy at any time before it is exercised by delivering a written notice to the Trust expressly revoking your proxy, by signing and forwarding to the Trust a proxy with a later date, or by attending the Meeting and casting your vote in person. A proxy with respect to shares held in your name and the name of one or more other persons shall be valid if executed by you or any one of them unless at or prior to the exercise of the proxy the Trust receives a specific notice to the contrary from you or any one of them. A proxy purporting to be executed by or on behalf of a shareholder will be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity will rest on the challenger.

     For each Fund in which you are a shareholder and entitled to vote upon the proposal set forth in this proxy statement, you are entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) per share of that Fund as of the close of business on December 14, 2001 (the "Record Date"). Each fractional dollar amount will be entitled to a proportionate fractional vote.

     You may vote part of your shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but if you fail to specify the number of shares you are voting in favor, it will be conclusively presumed that your approving vote is with respect to the total shares that you are entitled to vote on the proposal.

     Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, facsimile and personal interviews by officers of the Trust or by employees or agents of Kayne Anderson Rudnick Investment Management, LLC (the "Manager") or Phoenix Investment Partners, Ltd. ("Phoenix"). The Manager or Phoenix may engage and compensate third-party proxy solicitors to assist in the solicitation of proxies, including but not limited to Morrow & Co., Inc. The compensation paid to these third party solicitors could vary significantly based upon the scope of the engagement and the solicitation activities involved, but is not expected to exceed $20,000. All of the costs of the Meeting, including costs of soliciting proxies, will be paid by the Manager and Phoenix. None of these costs will be borne by the Funds. The Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record by such persons. The Manager and Phoenix will reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with the distribution of proxy materials.

Q:   WHO IS ELIGIBLE TO VOTE?

     Only shareholders of a Fund at the close of business on the Record Date are entitled to vote at the Meeting and any adjournment thereof.

Q:   WHAT IS A QUORUM AND WHAT IS THE REQUIRED QUORUM?

     In order to conduct business at the Meeting, a quorum must be present. A quorum is the minimum number of votes that are required to be present at the Meeting before any business can be conducted related to a Fund. Forty percent (40%) of the voting interests entitled to vote will constitute a quorum. "Voting interest" means the number of votes represented by the dollar-based voting power of the shares of the Fund (i.e., one vote for each dollar of net asset value per share of the Fund).

Q:   WHAT IS THE REQUIRED VOTE TO APPROVE THE PROPOSAL?

     For the proposal, all shares of all Funds that are entitled to vote for the proposal shall vote separately by Fund, and it is possible that the proposal could be approved by some, but not all, Funds. The affirmative vote of a majority of a Fund's voting interests voted shall be required for approval of the proposal as to that Fund. The term "majority" is defined by the Investment Company Act of 1940, as amended (the "Investment Company Act"), as the lesser of: (a) 67% of the voting interests represented at the Meeting if more than 50% of the Fund's outstanding voting interests are represented; or (b) voting interests representing more than 50% of the Fund's outstanding voting interests.

     Broker non-votes are shares held in street name (the name of a broker or depository) for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as voting interests present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment and against the proposal.

                                   ----------

     Each Fund is a separate series of Kayne Anderson Rudnick Mutual Funds, a Delaware business trust (as defined above, the "Trust").

     At the Meeting, the shareholders of each Fund will be asked to consider and vote on the following (the first item is the only proposal and item of business that the management of the Trust expects will come before the Meeting):

     1. To approve a new Investment Management Agreement between the Trust and Kayne Anderson Rudnick Investment Management, LLC (as defined above, the "Manager") pursuant to which the Manager will act as adviser with respect to the assets of each Fund, to become effective upon the closing of the proposed acquisition of a majority ownership interest in the Manager by Phoenix Investment Partners, Ltd. (as defined above, "Phoenix") and/or one or more of its affiliates;

     2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     SHAREHOLDERS OF EACH FUND WILL VOTE SEPARATELY TO APPROVE THE PROPOSAL.

     If any Fund has not received enough votes by the time of the Meeting to approve that Fund's proposal, the persons named as proxies may propose that the Meeting be adjourned one or more times as to that Fund to permit further solicitation of proxies. Any adjournment requires the vote of the majority of the voting interests of the Fund properly cast upon the question of adjournment of the Meeting to another date and time. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of the relevant Fund's proposal. They will vote against any such adjournment any proxy that directs them to vote against the proposal. They will not vote any proxy that directs them to abstain from voting on the proposal.

     As of the Record Date, the number of shares outstanding for each Fund and its total net assets are set forth in table below:

FUND NAME                                                          SHARES OUTSTANDING    TOTAL NET ASSETS
---------                                                          ------------------    ----------------
Kayne Anderson Rudnick Large Cap Fund                                   6,639,200          $102,308,289
Kayne Anderson Rudnick Small-Mid Cap Fund                               5,308,489          $ 89,458,512
Kayne Anderson Rudnick International Fund                               5,120,084          $ 53,200,336
Kayne Anderson Rudnick Intermediate Total Return Bond Fund              3,677,080          $ 41,154,970
Kayne Anderson Rudnick California Intermediate Tax-Free Bond Fund       3,250,755          $ 35,212,370

     To the knowledge of the Trust's management, at the close of business on December 14, 2001, the Trust's officers and trustees of the Board owned, as a group, less than 1% of the outstanding shares of each Fund.

     To the knowledge of the Trust's management at the close of business on December 14, 2001, the only persons owning of record or beneficially more than 5% of the outstanding shares of a Fund were those listed in Exhibit A to this Proxy Statement.

     Each Fund's current investment adviser is the Manager, Kayne Anderson Rudnick Investment Management, LLC, 1800 Avenue of the Stars, 2nd Floor, Los Angeles, California 90067. Each Fund's current administrator is Firstar Mutual Fund Services, LLC (formerly, Investment Company Administration, LLC), 2020 East Financial Way, Suite 100, Glendora, California 91741. Each Fund's current distributor is First Fund Distributors, Inc., 4455 East Camelback Road, Suite 261E, Phoenix, Arizona 85018.

     The persons named as proxies will vote as directed in the proxy but, in the absence of such direction, they intend to vote FOR approval of Proposal No. 1, which is the only proposal and the only business the management of the Trust expects will come before the Meeting. If any other matters properly come before the Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their judgment, unless the Secretary of the Trust has received written contrary instructions from the shareholder entitled to vote the shares.

                                 PROPOSAL NO. 1:
                APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT
                                     BETWEEN
                      KAYNE ANDERSON RUDNICK MUTUAL FUNDS,
                             ON BEHALF OF EACH FUND,
                                       AND
                KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC

Q:   WHY ARE SHAREHOLDERS BEING ASKED TO VOTE ON THIS PROPOSAL?

     The Meeting has been called for the purpose of considering a new Investment Management Agreement for each Fund (the "New Management Agreement") as a result of a proposed transaction (the "Proposed Transaction") whereby Phoenix and/or one or more of its affiliates would acquire a majority ownership interest in the Manager, the current investment adviser for each Fund. The Proposed Transaction is discussed further below in "What should I know about the Proposed Transaction?" The Manager currently serves as the investment adviser for each Fund under an Investment Management Agreement, dated September 30, 1996, with the Trust on behalf of each Fund, as amended (the "Existing Management Agreement").

     As required by federal law under the Investment Company Act, the Existing Management Agreement with the Trust provides for its automatic termination if an "assignment" occurs. Because the Proposed Transaction would represent an ownership and control change of the Manager, it would therefore constitute an "assignment." As a result, upon the closing of the Proposed Transaction, the Existing Management Agreement with the Manager will terminate. Accordingly, the shareholders of each Fund are being asked to approve the New Management Agreement with the Trust on behalf of their Fund.

     The Board has carefully considered the Proposed Transaction and has concluded that it is appropriate to enter into the New Management Agreement for the Funds so that the Manager can continue to manage each Fund on the same terms as are now in effect (and as described below under "What are the terms of the Existing Management Agreement and the New Management Agreement?") following the closing of the Proposed Transaction. THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE TO APPROVE THE NEW MANAGEMENT AGREEMENT FOR THEIR FUND.

Q: WHAT ARE THE TERMS OF THE EXISTING MANAGEMENT AGREEMENT AND THE NEW MANAGEMENT AGREEMENT?

     The New Management Agreement embodies the same terms and fees for each Fund as the Existing Management Agreement, except that the New Management Agreement would change the effective and termination dates. A form of the New Management Agreement is attached to this Proxy Statement as Exhibit B. The following description of the New Management Agreement is only a summary. You should refer to Exhibit B for the complete New Management Agreement.

GENERAL DUTIES

     Under the New Management Agreement, the Manager determines the composition of the Funds' portfolios, the nature and timing of the changes to the Funds' portfolios and the manner of implementing such changes subject to the investment objectives, programs and restrictions of the Funds and the ultimate supervision of the Board. The Manager also (a) provides the Funds with investment advice, research and related services for the investment of their assets, subject to such directions as it may receive from the Board; (b) provides persons satisfactory to the Trust to act as officers and employees of the Trust and the Funds and pays the compensation of the Trust's trustees, officers and employees who are affiliates of the Manager; and (c) furnishes the Funds with office space and equipment. The services of the Manager to the Funds are not deemed to be exclusive, and the Manager or any affiliate thereof may provide similar services to other series of the Trust, other investment companies and other clients, and may engage in other activities. To the extent the services for which a Fund is required to pay (outside the Manager's duties under the New Management Agreement) are performed by the Manager, the Funds may be required to reimburse the Manager.

MANAGEMENT FEES

     Under the New Management Agreement, the Manager is entitled to receive from each Fund a management fee (accrued daily and paid to the Manager on the first business day of the succeeding month) according to the table appearing directly below. The management fee rates shown below are the same as those in the Existing Management Agreement. NO CHANGE IN MANAGEMENT FEE RATES IS BEING PROPOSED. The Existing Management Agreement, dated September 30, 1996, was last approved by the Board for a one-year term on August 14, 2001 and was approved by each Fund's sole shareholder immediately before commencement of operations.

                                                                  MANAGEMENT FEE
     FUND NAME                                                    (ANNUAL RATE)
     ---------                                                    -------------
Kayne Anderson Rudnick Large Cap Fund                                  0.75%
Kayne Anderson Rudnick Small-Mid Cap Fund                              0.85%
Kayne Anderson Rudnick International Fund                              0.95%
Kayne Anderson Rudnick Intermediate Total Return Bond Fund             0.50%
Kayne Anderson Rudnick California Intermediate Tax-Free Bond Fund      0.50%

     During the year ended December 31, 2000, the Manager earned advisory fees under the Existing Management Agreement in the following amounts. Additional investment advisory fees payable under the Existing Management Agreement may have been waived by the Manager, but may be subject to reimbursement in the future by the respective Funds.

                                                                        ADVISORY
           FUND NAME                                                   FEES PAID
           ---------                                                   ---------
Kayne Anderson Rudnick Large Cap Fund                                 $1,009,765
Kayne Anderson Rudnick Small-Mid Cap Fund                             $  378,861
Kayne Anderson Rudnick International Fund                             $  493,406
Kayne Anderson Rudnick Intermediate Total Return Bond Fund            $  235,069
Kayne Anderson Rudnick California Intermediate Tax-Free Bond Fund     $  156,616

OTHER PROVISIONS

     The New Management Agreement, like the Existing Management Agreement, provides that the Manager will not be liable to the Trust or the Funds or to any shareholder of a Fund, except for liability arising from the Manager's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. It also provides, like the Existing Management Agreement, that the Funds shall indemnify and hold harmless the Manager and its employees, officers and members from any liability arising from the Manager's conduct under the New Management Agreement, excepting liability by reason of willful misfeasance, bad faith or gross negligence or reckless disregard of the Manager's obligations and duties. Additionally, the New Management Agreement clarifies that its limitation on liability and indemnity provisions will not act as a waiver or limitation of any rights which the Trust or the Funds may have under applicable federal securities laws.

     Similar to the Existing Management Agreement, the New Management Agreement will continue in effect with respect to each Fund for two years from its effective date, and will continue in effect thereafter for successive annual periods, provided its continuance is specifically approved at least annually by:
(a) a majority vote of the Board or a vote of the holders of a majority of the outstanding voting securities (as defined in the Investment Company Act) of the Fund; and (b) in either event by a majority of the trustees of the Board who are not parties to the New Management Agreement nor interested persons (as defined in the Investment Company Act) thereof, cast in person at a meeting called for the purpose of voting on such approval.

     The New Management Agreement, like the Existing Management Agreement, provides that it may be terminated by the Trust with respect to one or more Funds at any time, without penalty, by the Board or by a vote of the majority of the outstanding voting securities of a Fund, upon 60 days' written notice to the Manager, and by the Manager upon 60 days' written notice to a Fund.

Q:   WHAT SHOULD I KNOW ABOUT THE PROPOSED TRANSACTION?

     The Manager, the holders ("Equityholders") of all ownership interests in the Manager and Phoenix have entered into an agreement ("Acquisition Agreement") providing for the acquisition of a majority ownership interest of the Manager by Phoenix and/or one or more of its affiliates. The Manager and Phoenix have represented that they expect the closing of the Proposed Transaction to occur in January 2002, subject to certain conditions including those set forth below.

     Under the Acquisition Agreement, Phoenix would acquire an initial 60% ownership interest in the Manager and an additional 15% ownership interest over a five-year period and, upon the exercise of put/call options, may acquire the remaining 25% ownership interest in the Manager. (Generally, these put/call options will be exercisable only after December 31, 2006.)

     At the closing of the Proposed Transaction, Phoenix would initially own 60% of the voting and economic interests in the Manager; the officers and employees of the Manager who will receive a portion of the purchase price will hold the remaining 40% of the voting and economic interests. Mr. Allan M. Rudnick, a trustee and the President of the Trust, is also an Equityholder in, and an officer of, the Manager. Mr. David Shladovsky, the Secretary for the Trust, and Mr. Ralph C. Walter, the Treasurer for the Trust, are also Equityholders in, and officers of, the Manager. Equityholders would receive a portion of the purchase price paid by Phoenix upon the closing of the Proposed Transaction. Such amounts would be proportional to their equity interests in the Manager.

     The Proposed Transaction will not occur unless various conditions are satisfied. One of these conditions is obtaining the approval of the shareholders of each Fund of the New Management Agreement for the Trust. As required by the Investment Company Act, the Existing Management Agreement provides for its automatic termination upon its "assignment." The closing of the Proposed Transaction is expected to cause an assignment, as that term is defined in the Investment Company Act, of the Existing Management Agreement and, consequently, its termination. Accordingly, the New Management Agreement with the Manager, to take effect upon the closing of the Proposed Transaction, is being proposed with respect to the Funds. If the New Management Agreement is not approved by the shareholders of a Fund, the Existing Management Agreement will continue in effect with respect to the Fund in accordance with its terms. In that event, the Board understands that the parties to the Acquisition Agreement could nevertheless agree to proceed with the Proposed Transaction and, if the Proposed Transaction occurs, the Existing Management Agreement would be deemed to terminate automatically upon the closing of the Proposed Transaction. If such a termination were to occur, the Board would then promptly seek to enter into a new advisory relationship for the affected Funds subject to the approval of the shareholders of the affected Funds.

     The Acquisition Agreement also provides that, upon the request of Phoenix, the Manager and Phoenix will cooperate and use commercially reasonable efforts to take all action to change the name of the Funds to include the name "Phoenix."

     It is expected that the Manager will continue to operate with the same investment personnel and that the same persons who are presently responsible for the investment activities of the Manager will continue to direct the investment activities of the Manager following the closing of the Proposed Transaction. No changes in the Manager's method of operation or the location where it conducts its business are contemplated. More information about the Manager and Phoenix is provided under "What should I know about the Manager?" and "What should I know about Phoenix?"

Q:   DO ANY SPECIAL LEGAL REQUIREMENTS APPLY TO THE PROPOSED TRANSACTION?

     Section 15(f) of the Investment Company Act provides that, when a change in control of an investment adviser occurs, the investment adviser and its affiliated persons may receive any amount or benefit as long as two conditions are satisfied. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or as a result of any express or implied terms, conditions or understandings. The term "unfair burden," as defined in the Investment Company Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, may directly or indirectly receive anything of value from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person as part of a securities or property transaction with the investment company (other than fees for bona fide principal underwriting services). No arrangements that would constitute an "unfair burden" are contemplated in the Proposed Transaction. In the Acquisition Agreement, Phoenix has agreed that, for a period of not less than two years after the closing of the Proposed Transaction, Phoenix, its affiliates and any entity that will act as an investment adviser to the Funds will not take or recommend any action that would cause the imposition of an unfair burden on any Fund.

     The second condition is that, during the three-year period immediately following the closing of the transaction, at least 75% of the investment company's board of directors must not be "interested persons" of the investment adviser or predecessor investment adviser within the meaning of the Investment Company Act. In the Acquisition Agreement, Phoenix has agreed to ensure that the second condition is met.

Q:   WHAT SHOULD I KNOW ABOUT THE MANAGER?

     Kayne Anderson Rudnick Investment Management, LLC (as defined above, the "Manager"), a California limited liability company, is the Funds' Manager and has served in that role since the Funds' inception. The Manager is an investment adviser registered as such with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. In addition to the Funds, the Manager also advises high net worth individuals and institutions. As of September 30, 2001, the Manager had approximately $7 billion in assets under management.

     The Manager is currently owned by the following Equityholders: Richard A. Kayne (at least 25% but less than 50%), Allan M. Rudnick (at least 10% but less than 25%), John E. Anderson (at least 10% but less than 25%) and a group of officers and employees of the Manager who collectively own the remainder of the ownership interests in the Manager but individually own less than 10% of the ownership interests in the Manager. The address of each of the above-named Equityholders is the same as that of the Manager. Under the Investment Company Act, Mr. Kayne may be deemed a control person of the Manager by virtue of his ownership interest. After the Proposed Transaction, Phoenix and/or one or more of its affiliates will hold the majority ownership interest and the Equityholders collectively will hold a substantial minority interest in the Manager as described under "What should I know about the Proposed Transaction?"

     The Manager's current principal executive officers are set forth below along with their position with the Trust (if any). The address of each, as it relates to his duties at the Manager, is the same as that of the Manager.

NAME                     POSITION WITH THE TRUST       POSITION WITH THE MANAGER
----                     -----------------------       -------------------------
Richard A. Kayne         None                          Management Committee Co-Chair and Chief
                                                       Executive Officer since August 1995.

Allan M. Rudnick         Trustee and President         Management Committee Co-Chair,
                                                       President and Chief Investment
                                                       Officer since August 1995.

Ralph C. Walter          Treasurer                     Management Committee Member, Chief
                                                       Operating Officer, Chief Financial
                                                       Officer and Treasurer since March
                                                       2000.

Paul Wayne               None                          Management Committee Member and
                                                       Chief Research Officer since June
                                                       1994.

David J. Shladovsky      Secretary                     General Counsel, Chief Compliance
                                                       Officer and Secretary since January
                                                       1997.

Q:   WHAT SHOULD I KNOW ABOUT PHOENIX?

     Phoenix Investment Partners, Ltd. (as defined above, "Phoenix"), a Delaware corporation, is a diversified investment management company managing $48.8 billion as of September 30, 2001 and serving individuals and institutions.

     Phoenix offers, through its subsidiaries, diversified investment management products and services, including: open-end mutual funds (the Phoenix Funds); closed-end funds; managed accounts (consultant-sold wrap fee programs); private accounts for high-net-worth individuals; institutional accounts serving a diverse client base of corporate, public, and Taft-Hartley pension funds, endowments and foundations, and insurance companies; and alternative investments including hedge fund of funds and structured financial products (collateralized bond obligations and collateralized debt obligations).

     Since 1995, Phoenix has grown from one manager to holding ownership interests in, or forming strategic partnerships with, the following entities located across the United States:

     * Aberdeen Fund Managers, Inc. ("Aberdeen"), located in Fort Lauderdale, Florida, specializes in an international style of investing. As of September 30, 2001, it had approximately $152 million in assets under management;

     * Duff & Phelps Investment Management Co. ("Duff & Phelps"), located in Chicago, Illinois, specializes in core equity and core fixed income styles of investing. As of September 30, 2001, it had approximately $7.1 billion in assets under management;

     * Roger Engemann & Associates, Inc. ("Engemann"), located in Pasadena California, specializes in a classic growth investment style. As of September 30, 2001, it had approximately $6.6 billion in assets under management;

     * Seneca Capital Management LLC ("Seneca"), located in San Francisco, California, specializes in earnings-driven growth equity and value-driven fixed income styles of investing. As of September 30, 2001, it had approximately $13.6 billion in assets under management;

     * Phoenix Investment Counsel, Inc. ("PIC") has three divisions known in the retail market as:

          - Goodwin Capital Advisers ("Goodwin"), located in Hartford, Connecticut, specializes in a sector rotation fixed income investment style. As of September 30, 2001, it had approximately $15.9 billion in assets under management;

          - Hollister Investment Management ("Hollister"), located in Sarasota, Florida, specializes in a classic value investment style. As of September 30, 2001, it had approximately $840 million in assets under management; and

          - Oakhurst Asset Managers ("Oakhurst"), located in Scotts Valley, California, specializes in a systemic (quantitative) value investment style. As of September 30, 2001, it had approximately $2 billion in assets under management;

     * Walnut Asset Management, LLC ("Walnut"), located in Philadelphia, Pennsylvania, specializes in a relative value investment style. As of September 30, 2001, it had approximately $ 689 million in assets under management; and

     * Phoenix/Zweig Advisers LLC ("Zweig") and its subsidiary, Euclid Advisors LLC ("Euclid"), are located in New York, New York and specialize in tactical asset allocation and market neutral styles of investing. As of September 30, 2001, Zweig had approximately $1.9 billion in assets under management.

     In November 2001, Phoenix acquired Capital West Asset Management ("Capital West"), an institutional money manager in Denver, Colorado and its tenth investment affiliate/strategic partner. As of September 30, 2001, Capital West had approximately $175 million in assets under management.

     Additionally, Phoenix provides investment management to the Phoenix Funds family of open-end investment companies identified in Exhibit C through Aberdeen, Duff & Phelps, Engemann, Euclid, PIC and its Goodwin, Hollister and Oakhurst divisions, Zweig, Seneca and Walnut.

     Phoenix's corporate offices are located at 56 Prospect Street, Hartford, Connecticut 06115. Phoenix Investment Management, Inc. ("PIMC") owns 100% of Phoenix. The Phoenix Companies, Inc. ("PNX"), in turn, owns 100% of PIMC. PIMC and PNX are located at One American Row, Hartford, Connecticut 06102. PNX is a publicly traded company listed on the New York Stock Exchange.

     After the closing of the Proposed Transaction, it is anticipated that First Fund Distributors, Inc. (the current distributor for the Funds) will no longer serve as the distributor for the Funds. Instead, it is anticipated that PEPCO, a wholly owned subsidiary of Phoenix, will take over the role of distributor for the Funds.

Q:   WHAT FACTORS DID THE BOARD CONSIDER IN APPROVING THE NEW MANAGEMENT
     AGREEMENT?

     On October 21, 2001, the trustees of the Trust who are not affiliated with the Manager met with representatives of the Manager to review the terms of the Proposed Transaction and to consider the possible effects of the Proposed Transaction on the Funds. On October 21, 2001, the Board determined to approve the New Management Agreement and recommend the New Management Agreement to shareholders of the Funds for their approval.

     During its review and deliberations, the Board evaluated the potential benefits, detriments and costs of the Proposed Transaction to the Trust and each Fund and its shareholders. The Board received information about the New Management Agreement that would be entered into by each Fund. The Board received information from Phoenix regarding its management, history, qualifications and other relevant information. The Board received detailed descriptions of the terms of the Proposed Transaction and the various related contracts. The disinterested trustees of the Trust also received and reviewed a detailed legal analysis of their fiduciary duties in connection with the Proposed Transaction from legal counsel to the Trust.

     The Board evaluated the management fees rates to be payable by the Funds under the New Management Agreement and by comparable mutual funds. The Board examined the total expense ratios of the Funds and of similar funds managed by other advisers. It also evaluated the compensation payable by the Funds to the Manager, and possible compensation payable to the Manager's affiliates including PEPCO, after the Proposed Transaction for other services.

     The Board also considered the qualifications of the Manager, in light of the Proposed Transaction, to serve as investment adviser to the Funds. In this regard, the Board noted the fact that the same group of senior executive officers and portfolio managers of the Manager has agreed to continue their employment with the Manager. Furthermore, Phoenix, as the contemplated majority owner of the Manager, through its predecessors, has been in operation since 1932 and has been in the investment management business since 1979. Phoenix has extensive experience managing investment companies. As of September 30, 2001, Phoenix (and its affiliates and strategic partners) had $48.8 billion under management, including $10.3 billion in open-end investment companies.

     In evaluating the Proposed Transaction and the New Management Agreement, the Board determined that the Funds' shareholders would likely benefit from the expected retention and therefore the anticipated continued availability of the management expertise of the Manager, including all senior portfolio managers. Specifically, the Board deemed beneficial to the Funds' shareholders the fact that the closing of the Proposed Transaction is, in part, contingent upon Mr. Kayne, Mr. Rudnick, Mr. Walter, Mr. Wayne, Mr. Nadal and Mr. Schwartzkopf entering into multi-year employment contracts with the Manager and that Mr. Rudnick will continue to serve as President and Chairman of the Board of the Trust.

     In addition, the Board also deemed it potentially beneficial to the Funds' shareholders for the Funds to be affiliated with the Phoenix organization for several reasons, including the greater financial strength of the sponsoring entity and Phoenix's larger technological infrastructure. Moreover, shareholders of the Funds may gain access to a broader array of investment products.

     The Manager has assured the Board that it intends to comply with Section 15(f) of the Investment Company Act, and the Acquisition Agreement requires Phoenix to comply as well. As discussed above,

Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as certain conditions are met, including the condition that no "unfair burden" be imposed on the Funds for a two-year period. The Manager is not aware of any express or implied term, condition, arrangement or understanding that would impose an unfair burden on the Funds as a result of the consummation of the Proposed Transaction. Phoenix has agreed that it and its affiliates will take no action that would have the effect of imposing an "unfair burden" on the Funds as a result of the consummation of the Proposed Transaction.

     The Board believes that the terms of the New Management Agreement are fair to, and in the best interest of, the Trust and each Fund and the shareholders. The Board, including all of the disinterested trustees, recommends that the shareholders of each Fund approve the New Management Agreement between the Manager and the Funds.

     In making this recommendation, the Board exercised its independent judgment based on a careful review of the proposed changes and potential benefits. The Board's approval and the recommendation that the shareholders approve the New Management Agreement were based primarily on the following factors, among others:

     * Portfolio Management Continuity -- No change in the portfolio management of the Funds is expected to result from the consummation of the Proposed Transaction. Arrangements are to be made to secure the continued service of the following key personnel in portfolio management currently employed by the
Manager: Mr. Kayne, Mr. Rudnick, Mr. Walter, Mr. Wayne, Mr. Nadal, Mr. Schwartzkopf and Ms. Kimberly A. Friedricks;

     * Fees -- The compensation payable to the Manager by each Fund under the New Management Agreement will be at the same rate as the compensation now payable by each Fund to the Manager under the Existing Management Agreement;

     * Terms of New Management Agreement -- The terms of the Existing Management Agreement will be unchanged under the New Management Agreement except for different effective and termination dates and other minor differences discussed elsewhere in this Proxy Statement;

     * Benefits from Phoenix Relationship -- Although the Manager will act largely independently of Phoenix in providing investment management services to the Funds, the Board considered the benefits expected to be realized as a result of the Manager's affiliation with Phoenix, including the extensive experience of Phoenix and its affiliates in managing, distributing and administering mutual funds as an additional resource of information for the Manager in performing its advisory functions and as a possible benefit to the Funds and shareholders. The greater potential of distribution of the Funds through the Phoenix network, increased efficiencies and lowered costs also were considered.

Q: WHAT IS THE REQUIRED VOTE TO APPROVE THE NEW MANAGEMENT AGREEMENT AND THE BOARD'S RECOMMENDATION?

     At the Meeting, shareholders of each Fund will vote separately on the New Management Agreement proposed for that Fund.

     For each Fund, the affirmative vote of the holders of a majority of the outstanding voting interests of each Fund voted is required to approve the New Management Agreement with respect to that Fund. "Majority" for this purpose under the Investment Company Act means the lesser of (i) 67% of the voting interests represented at the Meeting if more than 50% of the outstanding voting interests is represented, or (ii) voting interests representing more than 50% of the Fund's outstanding voting interests. See "What is the required vote to approve a proposal?" for more information.

     THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS APPROVE THE NEW MANAGEMENT AGREEMENT.

                                    * * * * *

                               GENERAL INFORMATION

OTHER MATTERS TO COME BEFORE THE MEETING

     The Trust's management does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS

     The Meeting is a special meeting of shareholders. The Trust is not required to, nor does it intend to, hold regular annual meetings of its shareholders. Any shareholder who wishes to submit a proposal for consideration at a special meeting should submit the proposal promptly to the Trust, and it must be received a reasonable period of time before the Trust begins to send its proxy materials relating to that meeting. Any proposal to be considered for submission to shareholders must comply with Rule 14a-8 under the Securities Exchange Act of 1934.

REPORTS TO SHAREHOLDERS

     THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT TO SHAREHOLDERS OF THE FUNDS ON REQUEST. REQUESTS FOR THOSE REPORTS SHOULD BE DIRECTED TO KAYNE ANDERSON RUDNICK MUTUAL FUNDS, 1800 AVENUE OF THE STARS, 2ND FLOOR, LOS ANGELES, CALIFORNIA 90067, (800) 231-7414 (TOLL FREE).

     PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                  EXHIBITS LIST
                                  -------------

EXHIBIT A         List of persons owning of record or beneficially more than 5%
                  of the outstanding shares of each Fund

EXHIBIT B         Form of new Investment Management Agreement

EXHIBIT C         Mutual funds for which Phoenix and its affiliates provide
                  investment management services

                                    EXHIBIT A

      List of persons owning of record or beneficially more than 5% of the outstanding shares of each Fund

FUND                        ACCT SHARES     PERCENTAGE    NAME AND ADDRESS
----                        -----------     ----------    ----------------
KAYNE ANDERSON RUDNICK
LARGE CAP FUND                3,225,987       48.59%      BEAR STEARNS SECURITIES CORP.
                                                          1 METROTECH CENTER NORTH
                                                          BROOKLYN                 NY  112013859

                                615,634        9.27%      BNY CLEARING SERVICES LLC
                                                          A/C 6556-5202
                                                          POST & CO 725000
                                                          111 EAST KILBOURN AVENUE
                                                          MILWAUKEE                WI  53202

                                403,869        6.08%      CHARLES SCHWAB & CO INC
                                                          SPECIAL CUSTODY ACCOUNT FOR
                                                          BENEFIT OF CUSTOMERS
                                                          ATTN MUTUAL FUNDS
                                                          101 MONTGOMERY ST
                                                          SAN FRANCISCO            CA  94104

                                351,303        5.29%      FIDELITY INVESTMENTS INSTITUTIONAL
                                                          OPERATIONS CO INC FIIOC AS AGENT FOR
                                                          CERTAIN QUALIFIED EMPLOYEE BENEFIT PLA
                                                          ATTN IC FUNDS
                                                          100 MAGELLAN WAY KW1C
                                                          COVINGTON                KY  41015

KAYNE ANDERSON RUDNICK
SMALL-MID CAP FUND            1,563,350       29.45%      BEAR STEARNS SECURITIES CORP.
                                                          1 METROTECH CENTER NORTH
                                                          BROOKLYN                 NY  112013859

                                825,286       15.55%      CHARLES SCHWAB & CO INC
                                                          SPECIAL CUSTODY ACCOUNT FOR
                                                          BENEFIT OF CUSTOMERS
                                                          ATTN MUTUAL FUNDS
                                                          101 MONTGOMERY ST
                                                          SAN FRANCISCO            CA  94104

                                570,143       10.85%      PRUDENTIAL SECURITIES INC
                                                          SPECIAL CUSTODY ACCOUNT FOR THE BENEFI
                                                          OF CLIENTS - PC
                                                          ATTN: MUTUAL FUNDS
                                                          1 NEW YORK PLAZA
                                                          NEW YORK                 NY  10292

                                389,424        7.41%      BNY CLEARING SERVICES LLC
                                                          A/C 6556-5202
                                                          POST & CO 725000
                                                          111 EAST KILBOURN AVENUE
                                                          MILWAUKEE                WI  53202

FUND                        ACCT SHARES     PERCENTAGE    NAME AND ADDRESS
----                        -----------     ----------    ----------------
KAYNE ANDERSON RUDNICK
INTERNATIONAL FUND            1,557,530       30.42%      BEAR STEARNS SECURITIES CORP.
                                                          1 METROTECH CENTER NORTH
                                                          BROOKLYN                 NY  112013859

                                915,764       18.82%      CHARLES SCHWAB & CO INC
                                                          SPECIAL CUSTODY ACCOUNT FOR
                                                          BENEFIT OF CUSTOMERS
                                                          ATTN MUTUAL FUNDS
                                                          101 MONTGOMERY ST
                                                          SAN FRANCISCO            CA  94104

                                696,600       14.32%      BNY CLEARING SERVICES LLC
                                                          A/C 6556-5202
                                                          POST & CO 725000
                                                          111 EAST KILBOURN AVENUE
                                                          MILWAUKEE                WI  53202

KAYNE ANDERSON RUDNICK
INTERMEDIATE TOTAL
RETURN BOND FUND              1,511,647       41.11%      BEAR STEARNS SECURITIES CORP.
                                                          1 METROTECH CENTER NORTH
                                                          BROOKLYN                 NY  112013859

                              1,262,273       33.95%      BNY CLEARING SERVICES LLC
                                                          A/C 6556-5202
                                                          POST & CO 725000
                                                          111 EAST KILBOURN AVENUE
                                                          MILWAUKEE                WI  53202

                                317,554        8.54%      FIDELITY INVESTMENTS INSTITUTIONAL
                                                          OPERATIONS CO INC FIIOC AS AGENT FOR
                                                          CERTAIN QUALIFIED EMPLOYEE BENEFIT PLA
                                                          ATTN IC FUNDS
                                                          100 MAGELLAN WAY KW1C
                                                          COVINGTON                KY  41015

                                275,604        7.41%      CHARLES SCHWAB & CO INC
                                                          SPECIAL CUSTODY ACCOUNT FOR
                                                          BENEFIT OF CUSTOMERS
                                                          ATTN MUTUAL FUNDS
                                                          101 MONTGOMERY ST
                                                          SAN FRANCISCO            CA  94104

KAYNE ANDERSON RUDNICK
CALIFORNIA INTERMEDIATE
TAX-FREE BOND FUND            2,818,730       86.71%      BEAR STEARNS SECURITIES CORP.
                                                          1 METROTECH CENTER NORTH
                                                          BROOKLYN                 NY  112013859

                                240,807        7.40%      CHARLES SCHWAB & CO INC
                                                          SPECIAL CUSTODY ACCOUNT FOR
                                                          BENEFIT OF CUSTOMERS
                                                          ATTN MUTUAL FUNDS
                                                          101 MONTGOMERY ST
                                                          SAN FRANCISCO            CA  94104

                                                                       EXHIBIT B

                   Form of new Investment Management Agreement

                         INVESTMENT MANAGEMENT AGREEMENT

     THIS INVESTMENT MANAGEMENT AGREEMENT made as of the _____ day of ________________, 2002, by and between KAYNE ANDERSON RUDNICK MUTUAL FUNDS, a Delaware business trust (hereinafter called the "Trust"), on behalf of each series of the Trust listed in Appendix A hereto, as such may be amended from time to time (hereinafter referred to individually as a "Fund" and collectively as the "Funds"), and KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC, a California limited liability company (hereinafter called the "Manager").

                                   WITNESSETH:

     WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is engaged in the business of supplying investment advice, investment management and administrative services, as an independent contractor; and

     WHEREAS, the Trust desires to retain the Manager to render advice and services to the Funds pursuant to the terms and provisions of this Agreement, and the Manager is interested in furnishing said advice and services;

     NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

     1. APPOINTMENT OF MANAGER. The Trust hereby employs the Manager and the Manager hereby accepts such employment, to render investment advice and management services with respect to the assets of the Funds for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust's Board of Trustees.

     2. DUTIES OF MANAGER.

          (a) GENERAL DUTIES. The Manager shall act as investment manager to the Funds and shall supervise investments of the Funds on behalf of the Funds in accordance with the investment objectives, programs and restrictions of the Funds as provided in the Trust's governing documents, including, without limitation, the Trust's Agreement and Declaration of Trust and By-Laws, or otherwise and such other limitations as the Trustees may impose from time to time in writing to the Manager. Without limiting the generality of the foregoing, the Manager shall: (i) furnish the Funds with advice and recommendations with respect to the investment of each Fund's assets and the purchase and sale of portfolio securities for the Funds, including the taking of such other steps as may be necessary to implement such advice and recommendations; (ii) furnish the Funds with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trust's Board of Trustees may reasonably request; (iii) manage the investments of the Funds, subject to the ultimate supervision and direction of the Trust's Board of Trustees; (iv) provide persons satisfactory to the Trust's Board of Trustees to act as officers and employees of the Trust and the Funds (such officers and employees, as well as certain trustees, may be trustees, directors, officers, partners, or employees of the Manager or its affiliates) but not including personnel to provide limited administrative services to the Fund not typically provided by the Fund's administrator under separate agreement; and (v) render to the Trust's Board of Trustees such periodic and special reports with respect to each Fund's investment activities as the Board may reasonably request.

          (b) BROKERAGE. The Manager shall place orders for the purchase and sale of securities either directly with the issuer or with a broker or dealer selected by the Manager. In placing each Fund's securities trades, it is recognized that the Manager will give primary consideration to securing the most favorable price and efficient execution, so that each Fund's total cost or proceeds in each transaction will be the most favorable under all the circumstances. Within the framework of this policy, the Manager may consider the financial responsibility, research and investment information, and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Manager may be a party.

     It is also understood that it is desirable for the Funds that the Manager have access to investment and market research and securities and economic analyses provided by brokers and others. It is also understood that brokers providing such services may execute brokerage transactions at a higher cost to the Funds than might result from the allocation of brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the purchase and sale of securities for the Funds may be made with brokers who provide such research and analysis, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice to determine whether each Fund benefits, directly or indirectly, from such practice. It is understood by both parties that the Manager may select broker-dealers for the execution of the Funds' portfolio transactions who provide research and analysis as the Manager may lawfully and appropriately use in its investment management and advisory capacities, whether or not such research and analysis may also be useful to the Manager in connection with its services to other clients.

     On occasions when the Manager deems the purchase or sale of a security to be in the best interest of one or more of the Funds as well as of other clients, the Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Funds and to such other clients.

     (c) Administrative Services. The Manager shall oversee the administration of the Funds' business and affairs, although the provision of administrative services, to the extent not covered by subparagraphs (a) or (b) above, is not the obligation of the Manager under this Agreement. Notwithstanding any other provisions of this Agreement, the Manager shall be entitled to reimbursement from the Funds for all or a portion of the reasonable costs and expenses, including salary, associated with the provision by Manager of personnel to render administrative services to the Funds.

     3. BEST EFFORTS AND JUDGMENT. The Manager shall use its best judgment and efforts in rendering the advice and services to the Funds as contemplated by this Agreement.

     4. INDEPENDENT CONTRACTOR. The Manager shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent for the Trust or for the Funds. It is expressly understood and agreed that the services to be rendered by the Manager to the Funds under the provisions of this Agreement are not to be deemed exclusive, and the Manager shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall not be impaired thereby.

     5. MANAGER'S PERSONNEL. The Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Manager shall be deemed to include persons employed or retained by the Manager to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Manager or the Trust's Board of Trustees may desire and reasonably request.

     6. REPORTS BY FUNDS TO MANAGER. Each Fund will from time to time furnish to the Manager detailed statements of its investments and assets, and information as to its investment objective and needs, and will make available to the Manager such financial reports, proxy statements, legal and other information relating to each Fund's investments as may be in its possession or available to it, together with such other information as the Manager may reasonably request.

     7. EXPENSES.

          (a) With respect to the operation of each Fund, the Manager is responsible for (i) the compensation of any of the Trust's trustees, officers, and employees who are affiliates of the Manager (but not the compensation of employees performing services in connection with expenses which are the Fund's responsibility under Subparagraph 7(b) below), (ii) the expenses of printing and distributing the Funds' prospectuses, statements of additional information, and sales and advertising materials (but not the legal, auditing or accounting fees attendant thereto) to prospective investors (but not to existing shareholders), and (iii) providing office space and equipment reasonably necessary for the operation of the Funds.

          (b) Each Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 7(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Funds including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; expenditures in connection with meetings of each Fund's shareholders and Board of Trustees that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Trust's Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Manager; insurance premiums on property or personnel of each Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Funds, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

          (c) To the extent the Manager incurs any costs by assuming expenses which are an obligation of a Fund as set forth herein, such Fund shall promptly reimburse the Manager for such costs and expenses, except to the extent the Manager has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay are performed by the Manager, the Manager shall be entitled to recover from such Fund to the extent of the Manager's actual costs for providing such services.

     8. INVESTMENT ADVISORY AND MANAGEMENT FEE.

          (a) Each Fund shall pay to the Manager, and the Manager agrees to accept, as full compensation for all administrative and investment management and advisory services furnished or provided to such Fund pursuant to this Agreement, a management fee at the annual rate set forth in the Fee Schedule attached hereto as Appendix A, as may be amended in writing from time to time by the Trust and the Manager.

          (b) The management fee shall be accrued daily by each Fund and paid to the Manager on the first business day of the succeeding month.

          (c) The initial fee under this Agreement shall be payable on the first business day of the first month following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated before the end of any month, the fee to the Manager shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

          (d) The Manager may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of a Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Manager hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis. Any fee withheld pursuant to this paragraph from the Manager shall be reimbursed by the appropriate Fund to the Manager in the first, second or third (or any combination thereof) fiscal year next succeeding the fiscal year of the withholding if the aggregate expenses for the next succeeding fiscal year, second succeeding fiscal year or third succeeding fiscal year do not exceed any more restrictive limitation to which the Manager has agreed. The Manager may elect to seek reimbursement for the oldest reductions and waivers before payment by a Fund of fees or expenses for the current year.

          (e) The Manager may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement prior to the time such compensation or reimbursement has accrued as a liability of the Fund. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Manager hereunder.

     9. FUND SHARE ACTIVITIES OF MANAGER'S OFFICERS AND EMPLOYEES. The Manager agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Funds. This prohibition shall not prevent the purchase of such shares by any of the officers or bona fide employees of the Manager or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act.

     10. CONFLICTS WITH TRUST'S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust's Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Funds.

     11. MANAGER'S LIABILITIES.

          (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the Trust or the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security by the Funds; provided, however, that this provision shall not be construed as a waiver or limitation of any rights which the Trust or the Funds may have under applicable federal securities laws.

          (b) The Funds shall indemnify and hold harmless the Manager and the members, officers and employees of the Manager (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expenses and reasonable counsel fees incurred in connection therewith) arising out of the Indemnified Party's performance or nonperformance of any duties under this Agreement; provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties under this Agreement and provided, further, that this provision shall not be construed as a waiver or limitation of any rights which the Trust or the Funds may have under applicable federal securities laws.

          (c) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Manager (or its managing members), from liability in violation of Sections 17(h) and (i) of the 1940 Act.

     12. NON-EXCLUSIVITY. The Trust's employment of the Manager is not an exclusive arrangement, and the Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. If this Agreement is terminated with respect to any Fund, this Agreement shall remain in full force and effect with respect to all other Funds listed on Appendix A hereto, as the same may be amended.

     13. TERM. This Agreement shall become effective on the date on the first page and shall remain in effect for a period of two (2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for each Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of each Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.

     14. TERMINATION. This Agreement may be terminated by the Trust on behalf of any one or more of the Funds at any time without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund, upon sixty (60) days' written notice to the Manager, and by the Manager upon sixty (60) days' written notice to a Fund.

     15. TERMINATION BY ASSIGNMENT. This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.

     16. TRANSFER, ASSIGNMENT. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged without the affirmative vote or written consent of the holders of a majority of the outstanding voting securities of each Fund.

     17. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

     18. DEFINITIONS. The terms "majority of the outstanding voting securities" and "interested persons" shall have the meanings as set forth in the 1940 Act.

     19. NOTICE OF DECLARATION OF TRUST. The Manager agrees that the Trust's obligations under this Agreement shall be limited to the Funds and to their assets, and that the Manager shall not seek satisfaction of any such obligation from the shareholders of the Funds nor from any trustee, officer, employee or agent of the Trust or the Funds.

     20. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

     21. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Investment Advisers Act of 1940, as amended, and any rules and regulations promulgated thereunder.

                   [balance of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

KAYNE ANDERSON RUDNICK                  KAYNE ANDERSON RUDNICK
MUTUAL FUNDS                            INVESTMENT MANAGEMENT, LLC

By:                                     By:
   -------------------------------         -------------------------------------
Title:                                  Title:
      ----------------------------            ----------------------------------

                                                                   APPENDIX A to
                                                           Investment Management
                                                                       Agreement
                                  FEE SCHEDULE


NAME OF FUND                                   APPLICABLE FEE    EFFECTIVE DATE
------------                                   --------------    --------------
Kayne Anderson Rudnick
  Large Cap Fund                                    0.75%      January ___, 2002

Kayne Anderson Rudnick
  Small-Mid Cap Fund                                0.85%      January ___, 2002

Kayne Anderson Rudnick
  International Fund                                0.95%      January ___, 2002

Kayne Anderson Rudnick
  Intermediate Total Return Bond Fund               0.50%      January ___, 2002

Kayne Anderson Rudnick
  California Intermediate Tax-Free Bond Fund        0.50%      January ___, 2002


By:                                     By:
   -------------------------------         -------------------------------------
Title:                                  Title:
      ----------------------------            ----------------------------------

                                    EXHIBIT C

                Mutual funds for which Phoenix and its affiliates
                     provide investment management services

Funds Under Management - September 30, 2001

PHOENIX FUNDS
--------------------------------------------------------------------------------
Phoenix-Aberdeen Series Fund:
  Phoenix-Aberdeen Global Small Cap Fund
  Phoenix-Aberdeen New Asia Fund

Phoenix-Aberdeen Worldwide Opportunities Fund

Phoenix Equity Series Fund:
  Phoenix-Duff & Phelps Core Equity Fund
  Phoenix-Oakhurst Growth & Income Fund

Phoenix-Goodwin California Tax-Exempt Bond Fund

Phoenix Investment Trust 97:
  Phoenix-Hollister Small Cap Value Fund
  Phoenix-Hollister Value Equity Fund

Phoenix Multi-Portfolio Fund:
  Phoenix-Aberdeen International Fund
  Phoenix-Duff & Phelps Real Estate Securities Fund
  Phoenix-Goodwin Emerging Markets Bond Fund
  Phoenix-Goodwin Tax-Exempt Bond Fund
  Phoenix-Seneca Tax Sensitive Growth Fund

Phoenix Multi-Series Trust:
  Phoenix-Goodwin Multi-Sector Fixed Income Fund
  Phoenix-Goodwin Multi-Sector Short Term Bond Fund

Phoenix-Oakhurst Income & Growth Fund

Phoenix-Oakhurst Strategic Allocation Fund

Phoenix Series Fund:
  Phoenix-Duff & Phelps Core Bond Fund
  Phoenix-Engemann Aggressive Growth Fund
  Phoenix-Engemann Capital Growth Fund
  Phoenix-Goodwin High Yield Fund
  Phoenix-Goodwin Money Market Fund
  Phoenix-Oakhurst Balanced Fund

Phoenix Strategic Equity Series Fund:
  Phoenix-Seneca Growth Fund
  Phoenix-Seneca Strategic Theme Fund

PHOENIX INSTITUTIONAL FUNDS
--------------------------------------------------------------------------------

Phoenix Duff & Phelps Institutional Mutual Funds:
  Phoenix Duff & Phelps Institutional Growth Stock Portfolio
  Phoenix Duff & Phelps Institutional Managed Bond Portfolio

Phoenix-Seneca Funds:
  Phoenix-Seneca Bond Fund
  Phoenix-Seneca Mid-Cap "EDGE" Fund
  Phoenix-Seneca Real Estate Securities Fund

OTHER FUND GROUPS
--------------------------------------------------------------------------------

The Phoenix Edge Series Funds:
  Phoenix-Aberdeen International Series
  Phoenix-Aberdeen New Asia Series
  Phoenix-Deutsche Dow 30 Series
  Phoenix-Deutsche NASDAQ 100 Series
  Phoenix-Duff & Phelps Real Estate Securities Series
  Phoenix-Engemann Capital Growth Series
  Phoenix-Engemann Nifty Fifty Series
  Phoenix-Engemann Small & Mid-Cap Growth Series
  Phoenix-Federated U.S. Government Bond Series
  Phoenix-Goodwin Money Market Series
  Phoenix-Goodwin Multi-Sector Fixed Income Series
  Phoenix-Hollister Value Equity Series
  Phoenix-J.P. Morgan Research Enhanced Index Series
  Phoenix-Janus Equity Income Series
  Phoenix-Janus Flexible Income Series
  Phoenix-Janus Growth Series
  Phoenix-Morgan Stanley Focus Equity Series
  Phoenix-Oakhurst Balanced Series
  Phoenix-Oakhurst Growth and Income Series
  Phoenix-Oakhurst Strategic Allocation Series
  Phoenix-Sanford Bernstein Global Value Series
  Phoenix-Sanford Bernstein Mid-Cap Value Series
  Phoenix-Sanford Bernstein Small Cap Value Series
  Phoenix-Seneca Mid-Cap Growth Series
  Phoenix-Seneca Strategic Theme Series

Phoenix-Engemann Funds:
  Phoenix-Engemann Balanced Return Fund
  Phoenix-Engemann Focus Growth Fund
  Phoenix-Engemann Nifty Fifty Fund
  Phoenix-Engemann Small & Mid-Cap Growth Fund

Phoenix-Euclid Market Neutral Fund

Phoenix-Zweig Trust:
  Phoenix-Zweig Appreciation Fund
  Phoenix-Zweig Government Fund
  Phoenix-Zweig Government Cash Fund
  Phoenix-Zweig Growth & Income Fund
  Phoenix-Zweig Managed Assets
  Phoenix-Zweig Strategy Fund

                    Proxy Solicited by the Board of Trustees

    Kayne Anderson Rudnick Mutual Funds -- ________________ Fund (the "Fund")

          Proxy for Special Meeting of Shareholders - January 17, 2002

The undersigned hereby appoints Allan M. Rudnick and David J. Shladovsky, and each of them separately, proxies with full power of substitution to each, and hereby authorize them to represent and to vote, as designated below, at the special meeting of shareholders of the Fund, on January 17, 2002 at 9:00 a.m. Pacific time, and at any adjournments thereof, all of the voting interests of the Fund that the undersigned would be entitled to vote if personally present.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION AS TO HOW TO VOTE THE VOTING INTERESTS IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES. The Board recommends a vote FOR the Proposal.

1. Approval of the new Investment Management Agreement between Kayne Anderson Rudnick Mutual Funds and Kayne Anderson Rudnick Investment Management, LLC (the "Manager") pursuant to which the Manager will act as adviser with respect to the assets of the Fund, to become effective upon the closing of the proposed acquisition of a majority ownership interest in the Manager by Phoenix Investment Partners, Ltd. and/or one or more of its affiliates.

     [ ] For                       [ ] Against                  [ ] Abstain


Dated: ______________, 2002             ________________________________________
                                        Printed Name of Shareholder

Shares held: ______________             ________________________________________
                                        Signature of Shareholder

                                        NOTE: Please sign exactly as your name
                                        appears on this proxy card. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicated the signer's office. If a partner, sign in the partnership name.